SUPPLEMENTAL PROSPECTUS DATED JUNE 19, 2019

SPDR® DOW JONES INDUSTRIAL AVERAGESM ETF TRUST

(the “Trust”)

(formerly known as “DIAMONDS® Trust, Series 1”)

(A Unit Investment Trust constituted outside Singapore and organized in the United States)

A copy of this Supplemental Prospectus has been lodged with the Monetary Authority of Singapore (the “Authority”) who takes no responsibility for its contents.

This Supplemental Prospectus is lodged pursuant to Section 298 of the Securities and Futures Act (Chapter 289 of Singapore) and is supplemental to the prospectus relating to the Trust registered by the Authority on February 13, 2019 (the “Prospectus”).

Terms used in this Supplemental Prospectus will have the same meaning and construction as ascribed to them in the Prospectus. References to “paragraphs” and “sections” are to the paragraphs and sections of the Prospectus. This Supplemental Prospectus should be read and construed in conjunction with and as one document with the Prospectus and should not be distributed without the Prospectus.

The Prospectus is amended as follows effective July 1, 2019, whereby the first paragraph of the sub-section entitled “Designated Market Maker” within the section entitled “11. Sponsor, Trustee and Designated Market Maker” on Page S-17 of the Prospectus is hereby deleted and replaced in its entirety as follows:

“The designated market maker of the Trust on the SGX-ST is Societe Generale or such other eligible party as may be designated from time to time. The designated market maker is required to make a market for the Units in the secondary market on the SGX-ST to provide for an adequately liquid market for the Units, by amongst others, quoting bid prices to potential sellers and offer prices to potential buyers on the SGX-ST in accordance with the market making requirements of the SGX-ST.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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